DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill All Cap Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Research Opportunities Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Global Fund
Diamond Hill Short Duration Total Return Fund
Diamond Hill Core Bond Fund
Diamond Hill Corporate Credit Fund
Diamond Hill High Yield Fund

Supplement dated May 31, 2019
to the Summary Prospectus, Prospectus and Statement of Additional Information dated
February 28, 2019, as amended

Effective June 1, 2019, the Diamond Hill Long-Short Fund will re-open to new investors.

Accordingly, effective June 1, 2019, references to the closure of the Diamond Hill Long-Short Fund on pages 16, 18 and 55 of the Prospectus are removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.